UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 8, 2004
Date of Earliest Event Reported: November 4, 2004

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376

(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street
San Francisco, California 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 TRANSCRIPT OF PREPARED REMARKS

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2004, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter ended September 30, 2004. The Company also conducted a conference call (the “Conference Call”) on November 4, 2004 to discuss the Company’s financial results for the quarter ended September 30, 2004.

This Form 8-K, the Press Release attached hereto as Exhibit 99.1 and the transcript of the prepared remarks for the Conference Call attached hereto as Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished pursuant to Item 2.02:

Exhibit	Description
99.1	Press Release issued November 4, 2004 by the Registrant announcing financial results for the quarter ended September 30, 2004.
99.2	Transcript of prepared remarks for the Conference Call conducted by the Registrant on November 4, 2004 discussing financial results for the quarter ended September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENTV CORP.
Date: November 8, 2004	By:	/s/ Richard Hornstein
		Name:	Richard Hornstein
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued November 4, 2004 by the Registrant announcing financial results for the quarter ended September 30, 2004.
99.2	Transcript of prepared remarks for the Conference Call conducted by the Registrant on November 4, 2004 discussing financial results for the quarter ended September 30, 2004.